SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 27, 2004

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-16789 (Commission file number)	04-3565120 (IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453 (Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2004, Inverness Medical Innovations, Inc. issued a press release entitled “Inverness Medical Innovations Announces Third Quarter 2004 Results,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01             EXHIBITS

(c) Exhibits: The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release dated October 27, 2004, entitled “Inverness Medical Innovations Announces Third Quarter 2004 Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Christopher J. Lindop
Dated: October 27, 2004		Christopher J. Lindop Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 27, 2004, entitled “Inverness Medical Innovations Announces Third Quarter 2004 Results”